
HIGHLAND PRINCE

GulfMark Offshore, Inc.

March 2018 Investor Presentation

GULFMARK

Forward Looking Statements

Certain statements in this presentation are forward-looking and are based upon the Company's current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that GulfMark plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including anticipated cash flows, income, costs, liabilities, profits, future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. All forward-looking numbers are approximate. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, potential adverse effects on GulfMark's liquidity or results of operations; effects on the market price of GulfMark's common stock and on GulfMark's ability to access the capital markets; and other risk factors and known trends and uncertainties as described in GulfMark's Annual Report on Form 10-K for the year ended December 31, 2016 ("2016 Form 10-K") and GulfMark's Quarterly Reports on Form 10-Q for the three months ended March 31, 2017, June 30, 2017 and September 30, 2017 and GulfMark's Current Reports on Form 8-K, each as filed with the Securities and Exchange Commission (the "SEC"). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, GulfMark's actual results and plans could differ materially from those expressed in the forward-looking statements. GulfMark's estimates are based on certain other assumptions, such as dayrates and fleet utilization, which may vary significantly from those assumed.

The New GulfMark

- Successfully completed financial restructuring.
- Converted all $430 Million outstanding bonds to equity plus raised new $125 Million equity resulting in one of the strongest balance sheets in the global OSV industry.
- Market leading OSV company with #1 PSV market share in the UK North Sea market.
- The North Sea market is the strongest market globally and GulfMark is best positioned to capitalize on the recovery.
- Ample liquidity of $90 Million provides years of runway.
- Implemented operational changes and future improvements in efficiency and operational effectiveness will lower our cost structure.
- An improved cost structure, coupled with improving market conditions positions GulfMark well to return to positive earnings and cash flow.
- Improved corporate governance and new investor focused board.
- Significant asset value coverage with appraised fleet value of approx. $591 Million and original fleet value of approx. $1.7 Billion.

Company Overview

Leader in the North Sea with Significant Global Presence

- North Sea is EBITDA positive today with upside potential in improving market.
- ROW fleet is well positioned to participate as the sector recovers.


North Sea
Active Fleet (30)
AHTS
3
Platform
Supply
24 + 3
11 yrs
Avg. Age
Revenue distribution (2017 Est.)
Others
10%
NOCs
5%
Large
Independents
27.4%
Super
Majors
23.2%
Small
Independents
28.0%
Construction
Other,
9.9%
Production
Support,
43.6%
Drill
Support,
46.5%
Americas
Active Fleet (29)
AHTS
2
Platform
Supply 25
11 yrs
Avg. Age
Asia
Active Fleet (10)
AHTS
10
10 yrs
Avg. Age
Corporate HQ
Regional office
GulfMark fleet: 66 Owned
OSV's + 3 Managed

New Investor Focused Board of Directors Brings Significant Experience



Quintin V. Kneen
Director, President and CEO

Quintin V. Kneen joined GulfMark in 2008 as V.P. – Finance, becoming President, CEO and Director in 2013. Mr. Kneen. Began his career as an Audit Manager with Price Waterhouse LLP before serving in executive finance positions at Azurix Corp. and Grant Prideco. He holds an M.B.A. from Rice University, a B.B.A. in Accounting from Texas A&M University, and is a Certified Public Accountant and a Chartered Financial Analyst.



Louis Raspino
Chairman of the board

Mr. Raspino's career has spanned almost 40 years in the energy industry most recently as President, CEO and Director of Pride International, as CFO / member of the Office of the Chairman with the Louisiana Land & Exploration Company, as CFO of Grant Prideco. He is a former board member for Dresser Rand and Chesapeake Energy and remains a Director Forum Energy Technologies.



Dominic DiPiero
Director

Mr. DiPiero is President and Founder of Newport Capital Group, a national investment advisory firm with >20 yrs experience in petroleum, shipping and marketing. He is former President of Dove Terminals, of Delphi Petroleum's Bunkering and Marketing Divisions and served on the Delphi Petroleum, Inc. board. He is former Chairman of Meridian Health System Foundation and of the Riverview Medical Center Foundation, currently holding board positions with Zipz, Inc. and FGI Finance.



Kenneth Traub
Director

Mr. Traub has been Managing Partner of Raging Capital Management since 2015 and serves as Chairman of the Board of DSP Group, Inc. and is on the board of Intermolecular, Inc. He previously served on the board of several industrial and technology companies and was President and CEO of Ethos Management LLC. And American Bank Note Holographics, Inc. and co-founded Voxware, Inc. Mr. Traub earned an MBA from Harvard Business School and a BA from Emory University.



Krishna Shivram
Director

Krishna Shivram >29 years of experience across financial and management positions in the oil and gas industry. He is currently serving as CEO and Director of Sentinel Energy Services Inc. and previously held positions of Interim CEO and CFO at Weatherford International PLC , V.P. and Treasurer, Controller and Head of M&A at Schlumberger Limited. Mr. Shivram sits on the Board of Directors of Ranger Energy Services.



Scott McCarty
Director

Mr. McCarty is a partner of Q Investments and has been with Q since 2002. Before joining Q Investments, Mr. McCarty was a captain in the United States Army. Mr. McCarty serves as a Director of Vantage Drilling Company and previously served as an Independent Director of Travelport Limited and Exide Technologies.



Eugene Davis
Director

Mr. Davis is the Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC . Mr. Davis has gained significant governance experience in serving on numerous public company boards including Throne Petroleum, Hercules Offshore, Stallion Oilfield Services and PetroRig. He previously practiced Law specializing in corporate and securities, oil and gas and restructuring law . He also previously served as a Counsel to the Exxon Corporation.

Market Update

Without Increased Offshore Investment, Offshore Production will fall in 2020



Offshore liquids production in "status quo" scenario - 2017 to 2027E
mmbbls/d
30.0
25.0
20.0
15.0
10.0
5.0
0.0
27.81
28.12
28.57
28.36
27.71
26.74
25.81
24.94
24.07
23.32
22.65
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Offshore production begins falling in 2020 at current levels of investment

Source: Rystad Energy, Clarkosns Platou Securities AS

Offshore E&Ps Need to Act Now Because of the Long Project Lead Times



Offshore production profile - wtd avg 2013 to 2017
% of peak production
100%
80%
60%
40%
20%
0%
0
1
2
3
4
5
6
7
8
9
10
Year post FID
The step change in offshore investment needs to happen soon because offshore fields require long lead-times before reaching meaningful production

Source: Rystad Energy

Deepwater Investment is Starting to Rebound



Offshore development capex in USD Bn by commitment year - 2010 to 2018
0
50
100
150
200
250
300
2010
2011
2012
2013
2014
2015
2016
2017
2018
Total / other Capex
Zuluf (expansion)
Johan Sverdrup-Phase 2 (16/2-6)
Gorgon/Jansz Stage 2
Johan Castberg (7220/8-1)
Atum
Libra Pilot
Golfinho-Domestic
Buzios (x-Franco) V
Golfinho
Rakushechnoye (Caspian Sea Bed)

Source: Rystad Energy, Clarksons Platou Securities AS

OSV Utilization Bottomed in Q1 / Q2 2016

GulfMark's higher relative fleet quality has lead to improving utilization as older, less sophisticated vessels roll-off legacy contracts and are replaced by newer, more sophisticated vessels



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Stronger utilization in N. Sea region
Americas utilization improving
Q4 2014
Q1 2015
Q2 015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
GulfMark Consolidated Utilization
GulfMark North Sea Utilization
GulfMark Americas Utilization

Tenders Up Markedly in North Sea


North Sea PSV tenders outstanding by month - Feb 2014 to Feb 2018
Vsls Required
Vsl months required
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18
Source: Clarksons Research
Vsls Required
Vsl Months Required

North Sea Fleet Generates Positive EBITDA in Current Market

- North Sea operations have positive EBITDA in current market
  - 2017 EBITDA of $7.8 Million (Estimated)
- North Sea has recently shown signs of improvement, and region still well below peak earnings
  - North Sea region generated EBITDA of $80.5 Million in 2014

North Sea Fleet Overview	
# Vessels	30*
Appraised Value	$293 Million
Average Fleet Age	11 yrs
# Vessels >4K DWT	13 vsls

*includes 3 managed vsls

North Sea Revenue, EBITDA and OPEX



250000
200000
150000
100000
50000
0
12000
10000
8000
6000
4000
2000
0
Revenue / EDITDA (US $)
Av. Daily Vsl OPEX (US $)
2013
2014
2015
2016
2017 E
Total Revenue
EBITDA (excluding impairment)
Avg. vessel Daily OPEX

Average Daily Vsl OPEX adjusted to exclude cold stacked tonnage. Average Daily Vsl OPEX includes Dockings, but excludes restructuring costs incurred in 2017 and G & A.

GulfMark is #1 Operator of OSVs in UK North Sea

- ➢ Market leading position in UK North Sea*
- ➢ Well positioned for improving market.

UK PSV Owners



Others
10%
GulfMark
17%
Solstad Farstad
10%
Standard Drilling
9%
NAO
5%
Fratelli
4%
Tidewater
3%
DOF
3%
North Star
4%
Sealion
5%
BP Shipping
5%

Source: IHSMarkit

121 Vessels (of which 28 stacked)

Larger UK PSV Owners



25
20
15
10
5
0
Vsl numbers
GulfMark
SolstadFarstad
Standard Drilling
BP Shipping
NAO
Sealion Shipping
Fratelli
North Star
DOF
Havila
Tidewater
Vestland Offshore
Global Offshore
K Line Offshore
Mokster
Vroon

Source: IHSMarkit

Fragmented market > 30 Owners

*UK Trading PSV's

North Sea Rates Continue to Rise after Bottoming in 2017


Average North Sea PSV spot rates: 2009 – 2017
25,000
20,000
15,000
10,000
5,000
0
USD/day
11,668
22,141
21,893
17,820
22,598
18,706
7,228
7,662
10,174
2009
2010
2011
2012
2013
2014
2015
2016
2017
Spot rates +33% from '16, but still well below cyclical highs

Source: Clarksons Research


North Sea PSV Av. term rates: Jan 15 - Jan 2018
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
USD/day
Recent fixtures c.$15,000
Av. Term rates +27% from trough levels
Chartering sources indicate that rate levels are expected to see further gradual improvements. Term work is key to company earnings as ~80% of OSV work in the North Sea is done on a term basis
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17

Source: Clarksons Research / GulfMark data

GulfMark North Sea fleet well positioned for improving market.



North Sea large PSV rates (+5000 DWT/+900m2)
25,000
20,000
15,000
10,000
5,000
-
USD/day
Rates have doubled
7,000
7,412
9,380
15,000
17,500
23,809
Cash opex (UK-side)
Jan-17
Dec-17
Feb-18 (high-end)
Mar-18 indicative level
Long-term average (2006-2018)

Source: Clarksons Research



GulfMark North Sea Fleet current contracts
North Stream
Highland Bugler
Highland Challenger
Highland Courage
Highland Duke
Highland Fortress
Highland Laird
Highland Rover
Highland Monarch
North Purpose
Portosalvo
Highland Valour
Highland Endurance
Highland Citadel
Highland Eagle
Highland Princess
North Cruys
North Barents
Highland Navigator
North Pomor
Enea
Highland Prince
North Mariner
Highland Guardian
Highland Chieftain
North Promise
Highland Prestige
Highland Knight
Gargano
Highland Defender
Dec-17
Jul-18
Feb-19
Aug-19
Mar-20
Sep-20
Apr-21

Grey bars represent preservation lay up fleet

Financial Snapshot

Company's Current Capital Structure

- Common shares and warrants are listed on the NYSE American
  - Jones Act warrants should be included in share count for valuation purposes.

GulfMark Capitalization	at 31st December 2017
Share Price	$28.49
Equivalent Shares Outstanding	10 Million
Market Capitalization	$284.9 Million
Long Term Debt	$92.4 Million
Cash	$64.6 Million
Available Revolver	$25 Million
Total Liquidity	$89.6 Million

Figures based on end 2017 estimations.

We are Progressing Along the Path to Cash Flow Breakeven



100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
US $ (M)
29.33
62.73
36.95
47.28
33.49
37.66
30.16
35.78
$47.8 MM restructuring costs excl. from G & A
Post Restructuring
8.54
24.96
27.97
2014
2015
2016
2017
Est. Fixed Charges*
Est. Gross Margin
G & A
Interest expense
Estimated Gross Margin

*excludes CAPEX Items such as scheduled dockings

Conclusion

Concluding Remarks

- GulfMark has emerged from its financial restructuring with one of the healthiest balance sheets in the industry.
  - Our current liquidity combined with our emerging lower cost structure will provide substantial liquidity runway.
- We will increase liquidity and improve cash flow with our cost savings initiatives.
  - Our cost savings plan targets are tangible and within our control.
- We are the #1 player in the UK North Sea market, which is the strongest geography and is already showing signs of recovery.
- We will continue to review all cost reduction and strategic options to achieve positive cash flow while maximizing shareholder value.

GULFMARK

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